Exhibit 10.79

LAURUS MASTER FUND, LTD.

c/o Laurus Capital Management, LLC

335 Madison Avenue

New York, New York 10017

December 28, 2007

StockerYale, Inc.

32 Hampshire Road

Salem, New Hampshire 03079

Attention: Chief Financial Officer

Re: Registration Rights Agreement Amendment

Gentlemen:

Reference is made to the Registration Rights Agreement (“Agreement”) dated June 19, 2007 between StockerYale, Inc. (the “Company”) and Laurus Master Fund, Ltd. (“Laurus”); Capitalized terms used herein that are not defined shall have the meaning given to them in the Agreement.

The Company has requested that Laurus amend the Agreement and Laurus is willing to do so on the terms and conditions set forth below.

In consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

1. the definition of “Effectiveness Date” appearing in Section 1 of the Agreement is amended and restated in its entirety to read as follows:

“Effectiveness Date” means the 60th day following the Filing Date.”

2. the definition of “Filing Date” appearing in Section 1 of the Agreement is amended and restated in its entirety to read as follows:

“Filing Date” means, with respect to the Registration Statement required to be filed hereunder, the 135th day following the Amendment Date.”

3. a new definition of “Amendment Date” shall be added to Section 1 of the Agreement in proper alphabetical order and shall read as follows:

“Amendment Date” means December 28, 2007.”

Except as specifically amended herein, the Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of the Agreement.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective administrators, successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC, its
investment manager

By:	/s/ Scott Bluestein
Name:	Scott Bluestein
Title:	Authorized Signatory

CONSENTED AND AGREED TO:

STOCKERYALE, INC.

By:	/s/ Marianne Molleur
Name:	Marianne Molleur
Title:	Senior Vice President and Chief Financial Officer

STOCKERYALE CANADA, INC.

By:	/s/ Mark W. Blodgett
Name:	Mark W. Blodgett
Title:	President

LASIRIS HOLDINGS, INC.

By:	/s/ Mark W. Blodgett
Name:	Mark W. Blodgett
Title:	President

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